UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008 (November 14, 2008)
PREGIS HOLDING II CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	333-130353-04	20-3321581
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation)		Identification Number)
1650 Lake Cook Road
Deerfield, Illinois 60015
(Address of principal executive offices)
Registrant’s telephone number, including area code: (847) 597-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 14, 2008, C. William McBee, notified Pregis Corporation (“Pregis”) of his intention to resign and take retirement effective as of December 31, 2008. Mr. McBee has served since 2003 as General Manager and President of Hexacomb Corporation, a wholly owned subsidiary of Pregis, which is a wholly owned subsidiary of Pregis Holding II Corporation. The Company will name Mr. McBee’s replacement at a later date.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 18, 2008

PREGIS HOLDING II CORPORATION

By:	/s/ D. Keith LaVanway

Name:	D. Keith LaVanway
Title:	Vice President and Chief Financial Officer

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